SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Schedule of cash, cash equivalents and restricted cash
	As of December 31,
	2023	2022	2021
Cash and cash equivalents	107,574	111,121	126,698
Long term restricted cash	-	600	-
Cash, cash equivalents and restricted cash	107,574	111,721	126,698

Schedule of estimated useful lives of fixed assets
Years

Electronic equipment	3-7
Office furniture and equipment	3-17
Leasehold improvements	Over the shorter of the term of the lease (including its extension periods) or the useful life of the asset

Schedule of estimated useful lives of the intangible assets
Weighted Average Useful Life (Years)
Technology	3-9
Customer relationships	10-13

Schedule of weighted average assumptions used in determining fair market value of options
2 0 2 1
Risk-free interest rate	0.89%
Expected term of options	4.97 years
Expected volatility	39.02%
Expected dividend yield	0%

Schedule of net income per share

	Year ended December 31,
	2 0 2 3	2 0 2 2	2 0 2 1

Net income for basic earnings per share	136,310	140,213	93,101
Amortization of debt issuance costs related to the Convertible Notes, net of tax	1,130	1,128	-
Net income for diluted earnings per share	137,440	141,341	93,101

Basic weighted-average shares outstanding	28,828	28,697	28,372
Dilutive effect of share-based compensation	580	492	819
Dilutive effect of Convertible Senior Notes	2,681	2,681	625
Diluted weighted average shares outstanding	32,089	31,870	29,816

Earnings per share:
Basic	4.73	4.89	3.28
Diluted	4.28	*4.43	3.12

* The Company has voluntarily corrected an immaterial error in calculating the nominator of its diluted EPS for the year ended on December 31, 2022. The as-adjusted diluted EPS for the year ended December 31, 2022, was $4.43, while the previously reported Diluted EPS was $4.40.